UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Latin America Equity Fund, Inc. (LAQ)

Annual Report

December 31, 2015

Aberdeen

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2015. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Return Performance

For the fiscal year ended December 31, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was -29.4%, assuming reinvestment of dividends and distributions, versus a return of -30.8%, for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index1 (“MSCI EM Latin America Index”). The Fund’s total returns for the fiscal year ended December 31, 2015 are based on the reported NAV at each financial reporting period end.

Share Price and NAV

For the fiscal year ended December 31, 2015, based on market price, the Fund’s total return was -31.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 32.5% over the twelve-month period, from $22.58 on December 31, 2014 to $15.25 on December 31, 2015. The Fund’s share price on December 31, 2015 represented a discount of 11.6% to the NAV per share of $17.26 on that date, compared with a discount of 9.7% to the NAV per share of $25.01 on December 31, 2014.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2015, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters or each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenlaq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

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Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Contact us

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Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI EM Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries (Brazil, Chile, Colombia, Mexico and Peru) in Latin America. With 119 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/Economic Review

Latin American equities, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index, declined during the 12-month reporting period ended December 31, 2015. The Latin American region underperformed the broader MSCI Emerging Markets Index largely on the back of currency weakness. Most Latin American currencies declined sharply against the U.S. dollar over the reporting period, reflecting low commodity prices and worsening economic prospects. The U.S. Federal Reserve (Fed) finally raised interest rates in December 2015, prompting knee-jerk outflow; however, losses were capped as the move had been well-telegraphed. At the country level, Brazil was among the weakest performers. The real sank to a record low against the U.S. dollar after Brazil lost its investment-grade credit rating in a downgrade by Standard & Poor’s.* Dissatisfaction over the deteriorating economic growth outlook and the unfolding corruption scandal at state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment, while Finance Minister Joaquim Levy resigned after disagreements over his policies. While Chile was hurt by lower copper prices, as a net oil importer the country benefited from the weakness in energy markets, although concerns persisted over the government’s proposed reforms. Elsewhere, Mexico was supported by relatively resilient gross domestic product (GDP) growth driven by domestic consumption.

Fund Performance Review

The Fund returned -29.4% (net asset value net of fees) for the performing period versus the -30.8% return of its benchmark, the MSCI Emerging Markets Latin America Index. The Fund’s modest outperformance relative to the benchmark for the reporting period was attributable largely to positive stock selection.

At the stock level, the Fund’s positions in Mexican airport operators Grupo Aeroportuario del Sureste (Asur) and Grupo Aeroportuario Centro Norte (OMA) contributed to performance, as both companies continued to report healthy results and higher passenger traffic. The Fund’s lack of exposure to Petrobras also bolstered performance, as the company remained under pressure from the high debt burden, loss of its second investment-grade rating and falling oil prices. Additionally, shares of the Fund’s holding in soft-drink bottler and convenience-store operator FEMSA rose on the back of acquisitions in its pharmacy business.

Conversely, the Fund’s position in Peruvian engineering and construction company Grana y Montero weighed on performance, as the company continues to face a tough operating environment attributable to weak commodity prices. The overweight exposure to Vale detracted from Fund performance as the Brazilian miner was hindered by declining iron ore prices and concerns over the damage caused by the mudslide at Samarco, its joint-venture operation with Australian miner BHP Billiton. The overweight to Multiplan also had a negative impact on Fund performance, as the Brazilian mall operator was hampered by a muted domestic consumer spending environment.

Outlook

The Fed normalized interest rates and pledged that future adjustments would be gradual. Nonetheless, we think that a steeper-than-expected interest rate trajectory could be a key risk for Latin American markets, especially if the U.S. dollar strengthened drastically. Elsewhere, the plunge in Chinese stocks at the beginning of 2016, which triggered a global sell-off, in our view, may remain a source of volatility. We think that investors likely will monitor oil prices, which skidded to new lows in January 2016 on oversupply concerns. At the country level, Brazilian

Aberdeen Latin America Equity Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

equities continue to face headwinds amid ongoing weakness in the economy coupled with high inflation and unemployment. Investors are now left wondering over the new finance minister’s commitment to fiscal discipline. We feel that these challenges will complicate matters for President Dilma Rousseff, who is fighting to stay in power. Argentina’s newly elected pro-business president may potentially introduce policies to help turn the economy around. Colombia and Chile remain exposed to weakness in commodity prices, but we think that they should be able to count on domestic demand to support their economy, in our view. Despite ongoing volatility, we believe that the long-term potential for Latin America, supported by a growing middle class, remains intact. While stocks have been indiscriminately punished by negative investor sentiment, we remain confident in the quality of the Fund’s holdings, which are mostly market leaders and have been relatively resilient owing to solid management and stringent cost control, in our opinion.

Aberdeen Asset Managers Limited

*

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4	Aberdeen Latin America Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI EM Latin America Index for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-29.4%	-19.6%	-11.2%	4.0%
Market Value	-31.0%	-20.1%	-12.0%	4.2%
MSCI EM Latin America Index	-30.8%	-19.1%	-14.2%	1.4%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual renewal term of the advisory agreement. Aberdeen Asset Management Inc. (“AAMI”) has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. For the fiscal year ended December 31, 2015, AAMI did not waive any investor relation service fees because the Fund did not reach the capped amount. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2015 was 1.41%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2015 was 1.39%.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry. As of December 31, 2015, the Fund did not have more than 25% of its assets invested in any industry except banks, which accounted for 25.3% of the Fund’s assets due to market movements that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS Sectors, are comprised of several industries. As of December 31, 2015, the Fund held 98.7% of its net assets in equities, 2.3% in a short-term investment and (1.0)% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Financials*	33.0%
Consumer Staples**	27.3%
Industrials	13.2%
Consumer Discretionary	8.4%
Energy	7.3%
Materials	4.9%
Information Technology	2.4%
Health Care	1.4%
Utilities	0.7%
Private Equity	0.1%
Short-Term Investments and Other Assets in Excess of Liabilities	1.3%
100.0%

*

As of December 31, 2015, the Fund’s holdings in the Financials sector consisted of three industries; Banks, Diversified Financial Services and Real Estate Management & Development, which accounted for 25.3%, 2.1% and 5.6%, respectively, of the Fund’s Net Assets.

**

As of December 31, 2015, the Fund’s holdings in the Consumer Staples sector consisted of five industries; Beverages, Food & Staples Retailing, Food Products, Household Products and Personal Products, which accounted for 13.5%, 5.9%, 4.7%, 1.5% and 1.7%, respectively, of the Fund’s Net Assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2015.

Country Allocation	As a Percentage of Net Assets
Brazil	54.1%
Mexico	28.0%
Chile	9.8%
Argentina	2.9%
Colombia	2.6%
United States	2.3%
Peru	1.2%
Global	0.1%
Liabilities in Excess of Other Assets	(1.0)%
100.0%

6	Aberdeen Latin America Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2015:

Name of Security	As a Percentage of Net Assets
Banco Bradesco SA, Preferred Shares	6.5%
Fomento Economico Mexicano SAB de CV, ADR	6.2%
Itau Unibanco Holding SA, ADR, Preferred Shares	6.0%
Grupo Financiero Banorte SAB de CV	5.6%
Lojas Renner SA	4.4%
AMBEV SA	4.3%
Multiplan Empreendimentos Imobiliarios SA	3.8%
Wal-Mart de Mexico SAB de CV	3.8%
Ultrapar Participacoes SA, ADR	3.7%
BRF SA	3.6%

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments

As of December 31, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—84.1%
ARGENTINA—2.9%
ENERGY EQUIPMENT & SERVICES—2.9%
155,000	Tenaris SA, ADR	$ 3,689,000
BRAZIL—40.6%
BANKS—0.3%
80,864	Banco Bradesco SA	419,011
BEVERAGES—4.3%
1,232,441	AMBEV SA	5,560,587
COMMERCIAL SERVICES & SUPPLIES—1.5%
179,848	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,932,016
DIVERSIFIED FINANCIAL SERVICES—2.1%
965,063	BM&F Bovespa SA	2,656,439
FOOD PRODUCTS—3.6%
334,368	BRF SA	4,682,209
HEALTH CARE PROVIDERS & SERVICES—1.4%
750,000	OdontoPrev SA	1,791,469
MACHINERY—1.5%
510,694	WEG SA	1,929,826
METALS & MINING—2.7%
1,068,359	Vale SA, ADR	3,514,901
MULTILINE RETAIL—4.4%
1,312,830	Lojas Renner SA	5,674,412
OIL, GAS & CONSUMABLE FUELS—3.7%
311,000	Ultrapar Participacoes SA, ADR	4,742,750
PERSONAL PRODUCTS—1.7%
375,000	Natura Cosmeticos SA	2,226,540
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.8%
255,000	Iguatemi Empresa de Shopping Centers SA	1,218,844
513,534	Multiplan Empreendimentos Imobiliarios SA	4,932,522
		6,151,366
ROAD & RAIL—1.6%
317,850	Localiza Rent a Car SA	1,994,069
SOFTWARE—1.6%
254,900	Totvs SA	1,999,254
SPECIALTY RETAIL—1.0%
319,750	Cia Hering	1,229,295
TEXTILES, APPAREL & LUXURY GOODS—2.5%
607,080	Arezzo Industria e Comercio SA	3,222,415
TRANSPORTATION INFRASTRUCTURE—1.9%
289,400	Wilson Sons Ltd., BDR	2,413,953
		52,140,512

8	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
CHILE—8.8%
BANKS—4.0%
12,191,519	Banco de Chile	$ 1,250,536
25,113,969	Banco Santander Chile	1,127,109
160,000	Banco Santander Chile, ADR	2,822,400
		5,200,045
BEVERAGES—0.6%
540,000	Vina Concha y Toro SA	810,884
ELECTRIC UTILITIES—0.7%
3,780,000	Enersis SA	912,245
INDUSTRIAL CONGLOMERATES—0.1%
18,518	Antarchile SA	172,489
INFORMATION TECHNOLOGY SERVICES—0.8%
592,000	Sonda SA	1,085,311
MULTILINE RETAIL—0.5%
97,000	S.A.C.I. Falabella	618,776
OIL, GAS & CONSUMABLE FUELS—0.7%
98,000	Empresas COPEC SA	834,001
PAPER & FOREST PRODUCTS—0.5%
298,570	Empresas CMPC SA	638,426
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
692,000	Parque Arauco SA	1,093,824
		11,366,001
COLOMBIA—2.6%
BANKS—1.5%
290,000	Bancolombia SA	1,916,585
FOOD & STAPLES RETAILING—1.1%
326,901	Almacenes Exito SA	1,390,192
		3,306,777
MEXICO—28.0%
BANKS—6.9%
1,321,097	Grupo Financiero Banorte SAB de CV	7,266,819
937,000	Grupo Financiero Santander Mexico SAB de CV	1,640,817
		8,907,636
BEVERAGES—7.8%
328,300	Arca Continental SAB de CV	1,994,240
87,002	Fomento Economico Mexicano SAB de CV, ADR	8,034,635
		10,028,875
FOOD & STAPLES RETAILING—4.9%
609,069	Organizacion Soriana SAB de CV(a)	1,395,934
1,926,200	Wal-Mart de Mexico SAB de CV	4,861,743
		6,257,677

Aberdeen Latin America Equity Fund, Inc.	9

Portfolio of Investments (continued)

As of December 31, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
FOOD PRODUCTS—1.1%
607,595	Grupo Lala SAB de CV	$ 1,405,953
HOUSEHOLD PRODUCTS—1.5%
844,900	Kimberly-Clark de Mexico SAB de CV	1,971,245
TRANSPORTATION INFRASTRUCTURE—5.8%
93,650	Grupo Aeroportuario del Centro Norte SAB de CV, ADR(a)	3,600,842
27,034	Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	3,802,873
		7,403,715
		35,975,101
PERU—1.2%
CONSTRUCTION & ENGINEERING—0.8%
377,011	Grana y Montero SA, ADR	1,108,412
CONSTRUCTION MATERIALS—0.4%
322,582	Cementos Pacasmayo SAA	472,371
		1,580,783
	Total Common Stocks	108,058,174
PREFERRED STOCKS—14.5%
BRAZIL—13.5%
BANKS—12.5%
1,701,000	Banco Bradesco SA, Preferred Shares	8,289,486
1,190,677	Itau Unibanco Holding SA, ADR, Preferred Shares	7,751,307
		16,040,793
METALS & MINING—1.0%
391,800	Bradespar SA, Preferred Shares	494,176
335,117	Vale SA, ADR, Preferred Shares	854,548
		1,348,724
		17,389,517
CHILE—1.0%
BEVERAGES—0.7%
318,000	Embotelladora Andina SA, Class B, Preferred Shares	935,743
CHEMICALS—0.3%
18,800	Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	352,885
		1,288,628
	Total Preferred Stocks	18,678,145
RIGHTS—0.0%
BRAZIL—0.0%
56,120	Banco Bradesco SA(a)	27,357
	Total Rights	27,357

10	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2015

Shares		Description	Value (US$)
PRIVATE EQUITY—0.1%
GLOBAL—0.1%
2,237,292	(b)	Emerging Markets Ventures I, L.P.(a)(c)(d)(e)(f)(g)	$ 56,850
		Total Private Equity—(cost $762,816)	56,850
		Total Long-Term Investments—98.7% (cost $171,201,588)	126,820,526
SHORT-TERM INVESTMENT—2.3%
$2,965,000		Repurchase Agreement, Fixed Income Clearing Corp., 0.01% dated 12/31/2015, due 01/04/2016 repurchase price $2,965,003, collateralized by U.S. Treasury Bond, maturing 02/15/2043; total market value of $3,026,220	2,965,000
		Total Short-Term Investment—2.3% (cost $2,965,000)	2,965,000
		Total Investments—101.0% (cost $174,166,588)(h)	129,785,526
		Liabilities in Excess of Other Assets—(1.0)%	(1,241,890)
		Net Assets—100.0%	$128,543,636

(a)	Non-income producing security.
(b)	Represents contributed capital.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Illiquid security.
(e)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(f)	As of December 31, 2015, the aggregate amount of open commitments for the Fund is $262,708.
(g)	In liquidation.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

BDR Brazilian Depositary Receipt

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Statement of Assets and Liabilities

As of December 31, 2015

Assets

Investments, at value (cost $171,201,588)	$ 126,820,526
Repurchase agreement, at value (cost $2,965,000)	2,965,000
Foreign currency, at value (cost $1,873,621)	1,588,901
Cash	399
Dividends receivable	536,664
Receivable for investments sold	74,564
Prepaid expenses	24,455
Total assets	132,010,509

Liabilities
Dividends payable to common shareholders	2,336,600
Payable for investments purchased	376,551
Investment advisory fees payable (Note 3)	302,544
Chilean repatriation taxes (Note 2)	229,854
Administration fee payable (Note 3)	66,644
Director fees payable	19,921
Investor relations fees payable (Note 3)	18,133
Other accrued expenses	116,626
Total liabilities	3,466,873

Net Assets	$ 128,543,636

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 7,449
Paid-in capital in excess of par	185,584,138
Distributions in excess of accumulated net investment income	(90,790)
Accumulated net realized loss from investment and foreign currency transactions	(12,282,432)
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(44,674,729)
Net Assets	$ 128,543,636
Net asset value per share based on 7,448,517 shares issued and outstanding	$ 17.26

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2015

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $349,574)	$ 5,221,860
Other income	97
Total Investment Income	5,221,957

Expenses
Investment advisory fee (Note 3)	1,405,255
Administration fee (Note 3)	227,638
Directors’ fees	162,375
Custodian’s fees and expenses	144,318
Independent auditors’ fees and expenses	72,570
Investor relations fees and expenses (Note 3)	68,656
Insurance expense	56,375
Legal fees and expenses	43,822
Reports to shareholders and proxy solicitation	40,132
Transfer agent’s fees and expenses	22,449
Chilean repatriation taxes (Note 2)	13,012
Miscellaneous	38,020
Total expenses	2,294,622
Less: Fee waivers (Note 3)	(29,129)
Net expenses	2,265,493

Net Investment Income	2,956,464

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	(6,024,976)
Foreign currency transactions	(355,142)
(6,380,118)

Net change in unrealized appreciation/(depreciation) on:
Investments	(51,848,881)
Foreign currency translation	(97,159)
(51,946,040)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(58,326,158)
Net Decrease in Net Assets Resulting from Operations	$ (55,369,694)

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	13

Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 2,956,464	$ 4,122,908
Net realized loss from investment and foreign currency related transactions	(6,380,118)	(1,186,661)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(51,946,040)	(39,366,812)
Net decrease in net assets resulting from operations	(55,369,694)	(36,430,565)

Distributions to shareholders from:
Net investment income	(2,336,600)	(3,961,419)
Net realized gains	–	(5,888,798)
Net decrease in net assets from distributions	(2,336,600)	(9,850,217)
Change in net assets resulting from operations	(57,706,294)	(46,280,782)

Net Assets:
Beginning of year	186,249,930	232,530,712
End of year (including distributions in excess of net investment income of ($90,790) and ($315,463), respectively)	$128,543,636	$186,249,930

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2015		2014		2013		2012	2011

Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$25.00		$31.22		$40.22		$33.23	$41.95
Net investment income	0.40		0.55		0.65		0.55	0.71
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(7.83)		(5.45)		(6.28)		8.05	(7.44)
Total from investment operations applicable to common shareholders	(7.43)		(4.90)		(5.63)		8.60	(6.73)
Dividends and distributions to common shareholders from:
Net investment income	(0.31)		(0.53)		(0.40)		(0.41)	(0.65)
Net realized gains	–		(0.79)		(2.97)		(1.20)	(1.34)
Total distributions	(0.31)		(1.32)		(3.37)		(1.61)	(1.99)
Net asset value per common share, end of year	$17.26		$25.00		$31.22		$40.22	$33.23
Market value, end of year	$15.25		$22.58		$28.05		$36.24	$30.10

Total Investment Return Based on(b):
Market value	(30.95%	)	(14.78%	)	(13.38%	)	25.53%	(17.47% )
Net asset value	(29.42%	)(c)	(15.23%	)(c)	(13.13%	)(c)	26.20% (c)	(15.90% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$128,544		$186,250		$232,531		$299,575	$247,505
Average net assets applicable to common shareholders (000 omitted)	$162,418		$228,971		$278,822		$277,904	$291,612
Net operating expenses, net of fee waivers(d)	1.39%		1.26%		1.12%		1.16%	1.18%
Net operating expenses, excluding fee waivers(d)	1.41%		1.28%		1.14%		1.18%	1.18%
Net operating expenses, net of waivers and excluding taxes	1.39%		1.26%		1.11%		1.14%	1.16%
Net investment income	1.82%		1.80%		1.72%		1.48%	1.82%
Portfolio turnover	14.75%		13.58%		14.36%		16.47%	11.93%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Ratios include the effect of Chilean taxes.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements

December 31, 2015

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invested in a private equity private placement security, which represented 0.04% of the net assets of the Fund as of December 31, 2015. The private equity private placement security is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is categorized as a Level 3 investment. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held,

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$126,736,319	$–	$–	$126,736,319
Rights	–	27,357	–	27,357
Private Equity	–	–	56,850	56,850
Short-Term Investment	–	2,965,000	–	2,965,000
Total	$126,736,319	$2,992,357	$56,850	$129,785,526

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the fiscal year ended December 31, 2015, there were no transfers between Levels 1, 2 or 3. For the fiscal year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 12/31/15	Valuation Technique	Unobservable Inputs	Amount
Private Equity	$56,850	Partner Capital Value/Net Asset Value	Distributions	($10,666)

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 12/31/2015
Private Equity	$76,113	$–	$–	$(8,597)	$–	$(10,666)	$–	$–	$56,850
Total	$76,113	$–	$–	$(8,597)	$–	$(10,666)	$–	$–	$56,850

Change in unrealized appreciation/depreciation relating to investments still held at December 31, 2015 is ($8,597).

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreements, see the Portfolio of Investments. The Fund held a repurchase agreement of $2,965,000 as of December 31, 2015. The value of the related collateral exceeded the value of the repurchase agreement at December 31, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)      market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, passive foreign investment companies, wash sales, foreign taxes passed through shareholders, and partnership basis adjustments.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S.

federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

h. Foreign Withholding Tax:

Income received by the Fund from sources within certain Latin American countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities with no Chilean market presence. For the fiscal year ended December 31, 2015, the Fund incurred $13,012 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. As of December 31, 2015 there was no accrual necessary for securities with no Chilean market presence.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML has agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the fiscal year ended December 31, 2015, AAMI earned $1,405,255 for advisory services, of which AAML waived $29,129.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the fiscal

Aberdeen Latin America Equity Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2015

year ended December 31, 2015, AAMI earned $129,934 from the Fund for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“The BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. For the fiscal year ended December 31, 2015, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $90,359 and $7,345, respectively.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relation services fees are capped at an annual rate of 0.05% of the Fund’s average net assets, and AAMI has agreed to waive investor relations services fees that exceed this amount. For the fiscal year ended December 31, 2015, the Fund incurred fees of approximately $67,778. For the fiscal year ended December 31, 2015, AAMI did not waive any investor relation fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2015, 2,964 shares were purchased pursuant to the Directors’ compensation plan. As of December 31, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2015, were $23,396,015 and $30,059,603, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of December 31, 2015, there were 7,448,517 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Cost	Fair Value At 12/31/15	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(2)
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	$762,816	$56,850	0.04	$2,581,622	$262,708
Total		$762,816	$56,850	0.04	$2,581,622	$262,708

(1)   Emerging Markets Ventures I, L.P. is in liquidation.

(2)   The open commitments are unlikely to be called.

20	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2015, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

b. Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks of Concentrating Investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

d. Risk of Investing in Mexico:

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the U.S. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

e. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the

Aberdeen Latin America Equity Fund, Inc.	21

Notes to Financial Statements (continued)

December 31, 2015

current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

f. Sector Risk:

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$173,683,507	$18,999,064	$(62,897,045)	$(43,897,981)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:

	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary Income	$2,336,600	$3,961,419
Net long-term capital gains	–	5,888,798
Total tax character of distributions	$2,336,600	$9,850,217

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(3,250,178)
Qualified late-year loss deferrals	(9,437,086)
Dividends payable	(172,944)
Other temporary differences	2
Unrealized appreciation/(depreciation)	(44,187,745)*
Total accumulated earnings/(losses) – net	$(57,047,951)

*                 The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets & Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales, forwards contracts and partnership adjustments.

For the year ended December 31, 2015, the Fund deferred qualified late year losses of $(9,437,086). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to distribution redesignations, non-deductibe excise taxes paid and foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Distributions in Excess of Accumulated Net Investment Income	Accumulated Net Realized Loss from Investments and Foreign Currency Transactions	Paid in Capital in Excess of Par
(395,191)	396,101	(910)

22	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2015

11. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statments.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of December 31, 2015.

Aberdeen Latin America Equity Fund, Inc.	23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Latin America Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and venture capital issuer, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 25, 2016

24	Aberdeen Latin America Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions declared by the Fund during the fiscal year ended December 31, 2015:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/12/16	0.313700	–	–	0.313700	0.043892	0.357592	0.332880	0.313700

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 15, 2015, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment

Aberdeen Latin America Equity Fund, Inc.	25

Supplemental Information (unaudited) (continued)

objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). Additionally, because of the limited number of funds in the Fund’s Morningstar Group, the Fund’s performance was also compared against a peer group consisting of other comparable closed-end funds (the “Peer Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board

26	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•

the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

Aberdeen Latin America Equity Fund, Inc.	27

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

As of December 31, 2015

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015.	5

Director of Adams Express Company since 1983; Director of Adams Natural Resources Fund, since 1987; Director of Mirae Asset Management Funds (6) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1990; current term ends at the 2017 annual Meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2018 annual Meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2005; current term ends at the 2017 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005

28	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1990; current term ends at the 2016 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007. Previously he was President of Expreso Morell SA (transportation and logistics) from 2009 to 2012.	3	Director of San Lucas S.A.

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 25 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Opportunities of Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

Aberdeen Latin America Equity Fund, Inc.	29

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Director, Vice President and Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since July 2014

Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London, England since 1997. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen Asset Management PLC since 2012. Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo since 2009.

30	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Hugh Young** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since March 2014

Currently, Vice President and Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since 2015). Ms. Rosala joined AAMI in 2012 as U.S. Counsel. Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

*

As of December 2015, Messrs. Pittard, Cotton, Goodson, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, Hasson and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (currently consists of 4 funds) and the Aberdeen Funds (currently consists of 25 funds) each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Latin America Equity Fund, Inc.	31

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Iron Street 5th Floor
Boston, MA 02210

U.S. Administrator

Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.
Administradora de Fondos de Inversion de Capital Extranjero
Apoquindo 3721, Piso 19
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 7842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-Annual

Item 2 - Code of Ethics.

As of December 31, 2015, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to both qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Mr. Arzac and Mr. Rappaport are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit Related Fees	(c) [2] Tax Fees	(d) All Other Fees
December 31, 2015	$45,000	$0	$9,570	$0
December 31, 2014	$45,000	$5,000	$7,965	$0

(1)   Services include procedures over the conversion of fund accounting books/records and semi-annual review procedures in connection with the Registrant’s semi-annual financial statements.

(2)   Services include tax services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)   The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers (“PwC”) for non-audit services rendered to the Registrant and its investment adviser, Aberdeen Asset Managers Limited, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2015 was $2,731,778.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2014 was $2,300,584.

(h)  The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –          Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2015, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

Martin M. Torino

(b)               Not applicable.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 4, 2016.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Currently Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Brunella Isper Investment Manager	Responsible for global emerging market equity portfolio management	Currently Investment Manager on the Global Emerging Markets Equity Team. She joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst.
Fiona Manning Senior Investment Manager	Responsible for global emerging market equity portfolio management

Currently Senior Investment Manager on the Global Emerging Markets Equity team. She joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.

Nick Robinson Director – Head of Brazilian Equities	Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil

Currently Head of Brazilian Equities and a Director of Aberdeen’s operations in São Paulo. He joined Aberdeen in 2000 and spent eight years on the North American Equities Team, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the Global Emerging Markets Equity Team. He relocated to São Paulo in 2009.

(a)(2)  The information in the table below is as of December 31, 2015.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	11	$7,486.08	0	$0
	Pooled Investment Vehicles	25	$15,511.73	0	$0
	Other Accounts	62	$14,992.70	5	$1,146.25
Joanna Irvine	Registered Investment Companies	11	$7,486.08	0	$0
	Pooled Investment Vehicles	25	$15,511.73	0	$0
	Other Accounts	62	$14,992.70	5	$1,146.25

Brunella Isper	Registered Investment Companies	11	$7,486.08	0	$0
	Pooled Investment Vehicles	25	$15,511.73	0	$0
	Other Accounts	62	$14,992.70	5	$1,146.25

Fiona Manning	Registered Investment Companies	11	$7,486.08	0	$0
	Pooled Investment Vehicles	25	$15,511.73	0	$0
	Other Accounts	62	$14,992.70	5	$1,146.25

Nick Robinson	Registered Investment Companies	11	$7,486.08	0	$0
	Pooled Investment Vehicles	25	$15,511.73	0	$0
	Other Accounts	62	$14,992.70	5	$1,146.25

Total assets are as of December 31, 2015 and have been translated to U.S. dollars at a rate of £1.00 = $1.47.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However,

Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2015
Devan Kaloo	None
Joanna Irvine	None
Brunella Isper	None
Fiona Manning	None
Nick Robinson	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2015 through January 31, 2015	None	None	None	345,575
February 1, 2015 through February 28, 2015	None	None	None	345,575
March 1, 2015 through March 31, 2015	None	None	None	345,575
April 1, 2015 through April 30, 2015	None	None	None	345,575
May 1, 2015 through May 31, 2015	None	None	None	345,575
June 1, 2015 through June 30, 2015	None	None	None	345,575
July 1, 2015 through July 31, 2015	None	None	None	345,575
August 1, 2015 through August 31, 2015	None	None	None	345,575
September 1, 2015 through September 30, 2015	None	None	None	345,575
October 1, 2015 through October 31, 2015	None	None	None	345,575
November 1, 2015 through November 30, 2015	None	None	None	345,575
December 1, 2015 through December 31, 2015	None	None	None	345,575
Total	--	--	--	--

1  The program was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: March 4, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: March 4, 2016